U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 6, 2008

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

           Nevada                                                20-4647578
(State or other jurisdiction of                                 (IRS Employer
 incorporation or organization)                              Identification No.)

                             1809 East Broadway #125
                              Oviedo, Florida 32765
                    (Address of principal executive offices)

                                 (757) 572-9241
                           (Issuer's telephone number)

As used in this report, the terms "we", "us", "our", "our company" "Domark" refer to Domark International, Inc., a Nevada corporation.

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-KSB, Form 10-K, Form 10-QSB, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 6, 2008, we executed an asset purchase agreement between Emerging Growth Advisors, LLC, a Florida limited liability company ("EGA") and Domark (the "Agreement"), whereby pursuant to the terms and conditions of that Agreement, Domark acquired the right, title, and interest of EGA in and to all of the assets of EGA used exclusively in their business in return for one million (1,000,000) shares of Domark common stock. In addition, on December 28, 2008, the Agreement was amended to waive the closing condition of minimum capital raise of $250,000. The Amendment is attached hereto as Exhibit 10.2. EGA is engaged in the business of marketing, designing and distributing consulting services for small cap public companies and owns certain hardware, software and other assets and intellectual property in connection with their business.

The closing of the transaction occurred on December 29, 2008.

The transfer of the securities above were effected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act of 1933, as amended (the "Securities Act") and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

ITEM 2.01 - ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01 above.

ITEM 3.02 - UNREGISTERED SALE OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 9.01 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d) Exhibits

     10.1 Asset Purchase Agreement by and between Emerging Growth Advisors, LLC,, a Florida limited liability company and Domark International, Inc., a Nevada corporation, dated November 6, 2008 (incorporated by reference by the Companies' filing on Form 8-K, on November 7, 2008).

     10.2 Amendment to the Asset Purchase Agreement by and between Emerging Growth Advisors, LLC,, a Florida limited liability company and Domark International, Inc., a Nevada corporation, dated November 6, 2008

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DoMark International, Inc.


Date: December 29, 2008          By: /s/ R. Thomas Kidd
                                     -------------------------------------------
                                     R. Thomas Kidd
                                     Chairman, President Chief Executive Officer
                                     (Principle Executive Officer, Principle
                                     Financial Officer)

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